UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2003

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        North Carolina                  1-13408                    56-1362926
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
      of Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

 Registrant's Telephone Number, Including Area Code             (214) 378-8992



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Item 9.  Regulation FD Disclosure

On November 19, 2003, Digital Recorders, Inc. (the "Company") announced in a press release its support for "Transit Watch," a federally sponsored public awareness program promoting transit security. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIGITAL RECORDERS, INC.
Date: November 19, 2003            By:    /s/ DAVID L. TURNEY
                                          --------------------------------
                                          David L. Turney
                                          Chairman, Chief Executive Officer and
                                          President